                                EXHIBIT (8)(f)(2)

                      AMENDMENT TO PARTICIPATION AGREEMENT
                                      (MFS)

                      AMENDMENT TO PARTICIPATION AGREEMENT

     Amendment No. 4 to the Amended and Restated Participation Agreement, dated as of July 1, 2001, by and among MFS VARIABLE INSURANCE TRUST, MASSACHUSETTS FINANCIAL SERVICES COMPANY, and TRANSAMERICA LIFE INSURANCE COMPANY (the "Agreement").

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                             Effective July 15, 2002

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

-----------------------------------------------------------------------------------------------------------------------
  Name of Separate Account                                             Share Class
   and Date Established by               Policies Funded               (Initial or               Portfolios
     Board of Directors                by Separate Account           Service Class)        Applicable to Policies
-----------------------------------------------------------------------------------------------------------------------
     Retirement Builder        Transamerica Life Insurance Company       Initial         MFS Emerging Growth Series
  Variable Annuity Account      Policy Form No. AV288 101 985 796                     MFS Investors Growth Stock Series
        March 29, 1996         (including successor forms, addenda                        MFS New Discovery Series
                               and endorsements-may vary by state)                           MFS Research Series
                               under marketing names: "Retirement                          MFS Total Return Series
                               Income Builder II Variable Annuity"                          MFS Utilities Series
                                 and "Portfolio Select Variable
                                             Annuity"
-----------------------------------------------------------------------------------------------------------------------
Legacy Builder Variable Life       Transamerica Life Insurance           Initial         MFS Emerging Growth Series
      Separate Account               Company Policy Form No.                                 MFS Research Series
      November 20, 1998            WL851 136 58 699 under the                              MFS Total Return Series
                                     marketing name "Legacy                                 MFS Utilities Series
                                    Builder Plus" and "Estate
                                            Enhancer"
-----------------------------------------------------------------------------------------------------------------------
   Separate Account V A B               Transamerica Life                Service           MFS Total Return Series
      January 19, 1990              Insurance Company Policy                              MFS New Discovery Series
                                     Form No. AV720 101 148
                                     102 under the marketing
                                       name "Transamerica
                                        Landmark Variable
                                           Annuity" and
                                      "Transamerica Freedom
                                        Variable Annuity"
-----------------------------------------------------------------------------------------------------------------------
   Separate Account V A C              Transamerica Life                 Service            MFS Total Return Series
      February 20, 1997             Insurance Company Policy                                MFS New Discovery Series
                                     Form No. AV710 101 147
                                     102 under the marketing
                                    name "Transamerica EXTRA
                                        Variable Annuity"
-----------------------------------------------------------------------------------------------------------------------

                        ACCOUNTS, POLICIES AND PORTFOLIOS
               SUBJECT TO THE PARTICIPATION AGREEMENT continued...

-----------------------------------------------------------------------------------------------------------------------
Name of Separate Account                                               Share Class
 and Date Established by                Policies Funded                (Initial or               Portfolios
  Board of Directors                   by Separate Account           Service Class)        Applicable to Policies
-----------------------------------------------------------------------------------------------------------------------
   Separate Account V A D               Transamerica Life                Service            MFS Total Return Series
    February 20, 1997               Insurance Company Policy                               MFS New Discovery Series
                                     Form No. AV474 101 122
                                    1099 under the marketing
                                    name "Transamerica Access
                                        Variable Annuity"
-----------------------------------------------------------------------------------------------------------------------
   Separate Account V A E      Transamerica Life Insurance Company       Initial               MFS Bond Series
     February 20, 1997          Policy Form No. AV288 101 985 796                     MFS Capital Opportunities Series
                               (including successor forms, addenda                       MFS Emerging Growth Series
                               and endorsements-may vary by state)                    MFS Investors Growth Stock Series
                               under the marketing name "Privilege                        MFS New Discovery Series
                                    Select Variable Annuity"                                 MFS Research Series
                                                                                            MFS Utilities Series

-----------------------------------------------------------------------------------------------------------------------
   Separate Account V A F      Transamerica Life Insurance Company       Service         MFS Emerging Growth Series
         May 15, 2000           Policy Form No. AV288-101-985-796                     MFS Investors Growth Stock Series
                               (including successor forms, addenda                          MFS Utilities Series
                               and endorsements-may vary by state)
                                under the marketing name "Premier
                                 Asset Builder Variable Annuity"
-----------------------------------------------------------------------------------------------------------------------
   Separate Account V A I      Transamerica Life Insurance Company       Service      MFS Investors Growth Stock Series
        May 15, 2000            Policy Form No. AV288-101-985-796                            MFS Research Series
                               (including successor forms, addenda                          MFS Total Return Series
                               and endorsements-may vary by state)
                                    under the marketing name
                                "Principal-Plus Variable Annuity"
-----------------------------------------------------------------------------------------------------------------------
   Separate Account V A J      Transamerica Life Insurance Company       Service         MFS Emerging Growth Series
         May 15, 2000            Policy Form No. AVI 200 1 0100                              MFS Research Series
                               (including successor forms, addenda                         MFS Total Return Series
                               and endorsements-may vary by state)                          MFS Utilities Series
                               under the marketing name "Immediate
                                       Income Builder II"
-----------------------------------------------------------------------------------------------------------------------

                        ACCOUNTS, POLICIES AND PORTFOLIOS
               SUBJECT TO THE PARTICIPATION AGREEMENT continued...

-----------------------------------------------------------------------------------------------------------------------
  Name of Separate Account                                             Share Class
   and Date Established by              Policies Funded                (Initial or               Portfolios
     Board of Directors                by Separate Account           Service Class)        Applicable to Policies
-----------------------------------------------------------------------------------------------------------------------
   Separate Account V A K          Transamerica Life Insurance           Service        MFS Emerging Growth Series
        July 10, 2001                Company Policy Form No.                                 MFS Research Series
                                  AV721 101 149 1001 under the                             MFS Total Return Series
                                   marketing name "Retirement                               MFS Utilities Series
                                   Income Builder III Variable
                                           Annuity"
-----------------------------------------------------------------------------------------------------------------------
   Separate Account V A L          Transamerica Life Insurance           Service        MFS Emerging Growth Series
        July 15, 2002                Company Policy Form No.                              MFS New Discovery Series
                                  AV721 101 149 1001 under the                               MFS Research Series
                                  marketing name "Transamerica                              MFS Utilities Series
                                  Preferred Advantage Variable
                                            Annuity"
-----------------------------------------------------------------------------------------------------------------------

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                                       TRANSAMERICA LIFE INSURANCE COMPANY
                                       By its,Authorized officer,


                                       By: /s/ Larry N. Norman
                                           -------------------------------------
                                           Larry N. Norman
                                           President


                                       MFS VARIABLE INSURANCE TRUST, on behalf
                                       of the Portfolios
                                       By its authorized officer and not
                                       individually,


                                       By: /s/ James R. Bordewick, Jr.
                                           -------------------------------------
                                       Name: James R. Bordewick, Jr.
                                       Title: Assistant Secretary


                                       MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                       By its authorized officer


                                       By: /s/ Stephen E. Cavan
                                           -------------------------------------
                                       Name: Stephen E. Cavan
                                       Title: Senior Vice President

                                       -3-